Exhibit (q)(2)
                                Power of Attorney
                                -----------------

Scudder Aggressive Growth Fund              Scudder Value Series, Inc.
Scudder Blue Chip Fund                      Scudder Variable Series II
Scudder Equity Trust                        Cash Account Trust
Scudder Focus Value Plus Growth Fund        Cash Equivalent Fund
Scudder Growth Trust                        Investors Cash Trust
Scudder High Income Series                  Investors Municipal Cash Fund
Scudder Investors Trust                     Scudder Money Funds
Scudder New Europe Fund, Inc.               Scudder YieldWise Funds
Scudder Portfolios                          Tax-Exempt CA Money Market Fund
Scudder State Tax-Free Income Series        Scudder High Income Trust
Scudder Strategic Income Fund               Scudder Intermediate Government & Agency Trust
Scudder Target Fund                         Scudder Multi-Market Income Trust
Scudder Technology Fund                     Scudder Municipal Income Trust
Scudder Total Return Fund                   Scudder Strategic Income Trust
Scudder U.S. Government Securities Fund     Scudder Strategic Municipal Income Trust

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in their capacity as a director, trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

SIGNATURES                                  TITLE                               DATE
----------                                  -----                               ----


/s/Shirley D. Peterson                      Chairman/Trustee/Director           March 9, 2005
------------------------------------
Shirley D. Peterson

/s/Lewis A. Burnham                         Trustee/Director                    March 9, 2005
------------------------------------
Lewis A. Burnham

/s/John W. Ballantine                       Trustee/Director                    March 9, 2005
------------------------------------
John W. Ballantine

/s/Donald L. Dunaway                        Trustee/Director                    March 9, 2005
------------------------------------
Donald L. Dunaway

/s/James R. Edgar                           Trustee/Director                    March 9, 2005
------------------------------------
James R. Edgar

/s/Paul K. Freeman                          Trustee/Director                    March 9, 2005
------------------------------------
Paul K. Freeman

/s/Robert B. Hoffman                        Trustee/Director                    March 9, 2005
------------------------------------
Robert B. Hoffman

/s/William McClayton                        Trustee/Director                    March 9, 2005
------------------------------------
William McClayton

/s/William N. Shiebler                      Trustee/Director                    March 9, 2005
------------------------------------
William N. Shiebler

/s/Robert H. Wadsworth                      Trustee/Director                    March 9, 2005
------------------------------------
Robert H. Wadsworth

/s/John G. Weithers                         Trustee/Director                    March 9, 2005
------------------------------------
John G. Weithers
